Filed with the U.S. Securities and Exchange Commission on March 26, 2021
1933 Act Registration File No. 333-232249
1940 Act Registration File No. 811-23450
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	6	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	8	[	X	]
(Check appropriate box or boxes.)

GLOBAL BETA ETF TRUST
(Exact Name of Registrant as Specified in Charter)

2001 MARKET STREET, SUITE 2630, PHILADELPHIA, PA 19103
(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (215) 531-8234

Justin Lowry
2001 Market Street, Suite 2630
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)

With Copy to:
Michael D. Mabry, Esq.
J. Stephen Feinour, Jr. Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103-7018

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on March 31, 2021 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Global Beta ETF Trust

PROSPECTUS

Global Beta Smart Income ETF (GBDV)
Global Beta Low Beta ETF (GBLO)
Global Beta Rising Stars ETF (GBGR) (formerly known as Global Beta Momentum-Growth ETF)

March 31, 2021

Shares of the Funds are not individually redeemable and may be purchased or redeemed from the Funds in Creation Units only. The purchase and sale prices of individual shares trading on an Exchange may be below, at or above the most recently calculated net asset value (“NAV”) for such shares. Individual shares are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”).

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Summaries
Global Beta Smart Income ETF
Investment Objective
The Global Beta Smart Income ETF (the “Fund”) seeks to track the performance (before fees and expenses) of the Global Beta Smart Income Index (the “Target Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses	5.12%
Total Annual Fund Operating Expenses	5.41%
Fee Waiver and/or Expense Reimbursement(2)	(5.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%
(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) of Global Beta ETF Trust (the “Trust”) has not currently approved the commencement of any payments under the Plan.
(2) The Fund’s investment adviser, Global Beta Advisors LLC (“Adviser”), has agreed to reimburse the Fund through March 30, 2022 for the (i) compensation and expenses of the Trustees who are not interested persons as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), and (ii) fees and expenses of counsel to the Independent Trustees, except for any (a) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Independent Trustees with respect thereto), and (b) extraordinary or non-routine fees or expenses. This expense reimbursement agreement may be terminated at any time by the Board, but may not be terminated by the Adviser prior to March 30, 2022.
Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example reflects the Fund’s expense reimbursement described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$1,158	$2,277	$5,035

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. For the fiscal period December 27, 2019 (commencement of operations) through November 30, 2020, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.
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Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the Target Index. The Target Index is comprised of equity securities of U.S. companies in the highest quintile of the average twelve month trailing dividend yield over each of the prior four quarters in the S&P 900, and that rank in the top half of their respective Global Industry Classification Standard (GICS®) sector classification. The constituent securities of the Target Index are weighted based on their revenue, with each individual index constituent capped at 4.5% at each quarterly rebalance. Any company that has cut or suspended its dividend will be removed from the Target Index at the next quarterly rebalance and will be ineligible for inclusion in the Target Index until it increases or reinstitutes its dividend. In the event that the cut/suspension results in a dividend that, when annualized, would result in a dividend yield below 3.5%, the company will be removed promptly from the Target Index. In addition, index constituents from the energy sector, as classified by GICS®, are capped at 3% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker: CL00), is below its 30 day moving average. As of January 29, 2021, the Target Index was comprised of 92 securities.
The S&P 900 is an investable benchmark for the mid- to large-cap segment of the U.S. equity market (including real estate investment trusts (“REITs”)). As of January 29, 2021 the S&P 900 was comprised of 905 U.S. securities with capitalizations ranging from $1.2 billion to $2.24 trillion. REITs are companies that own or finance income-producing real estate. The Target Index will not match the S&P 900 weighting of each GICS industry.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund will primarily invest in U.S. companies that are included in the Target Index. The Fund may invest its assets in investments not included in the Target Index, but which Global Beta Advisors LLC (the “Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange- traded funds (“ETFs”) and other investment company securities and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.
S&P Dow Jones Indices LLC (the “Index Provider”), in consultation with the Adviser, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the
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performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Risks related to the Index Provider. There is no assurance that the Index Provider will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders.
Dividend-Paying Securities Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Concentration Risk. To the extent that the Target Index is concentrated in a particular industry, group of industries or sector, the Fund is also expected to be concentrated in that industry, group of industries or sector, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry, group of industries or sector.
ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.
Factor Risk. The Target Index, and thus the Fund, seeks to achieve the specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to those factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.
Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section
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of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free “pass-through” of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, the Fund’s exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
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Large Shareholder Risk. Certain shareholders, including (i) the Adviser and its owners and officers and (ii) other funds or accounts advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Target Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.globalbetaetf.com.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 18.62% for the quarter ended December 31, 2020, and the lowest quarterly return was -35.49% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Period Ended December 31, 2020

Global Beta Smart Income ETF	1 Year	Since Inception December 27, 2019
Return Before Taxes	-7.49%	-7.44%
Return After Taxes on Distributions	-8.72%	-8.65%
Return After Taxes on Distributions and Sale of Shares	-3.93%	-5.88%
Global Beta Smart Income Index (reflects no deduction for fees, expenses, or taxes)	-7.69%	-7.60%
S&P 900 Index (reflects no deduction for fees, expenses or taxes)	18.10%	17.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing
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“Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Shares through tax advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser: Global Beta Advisors LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Justin Lowry	Since inception (December 2019)	Chief Investment Officer
Vincent T. Lowry	Since inception (December 2019)	Chief Executive Officer

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.globalbetaetf.com.
Tax Information
The Fund’s distributions are expected to be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxed as ordinary income when withdrawn from such tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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Global Beta Low Beta ETF
Investment Objective
The Global Beta Low Beta ETF (the “Fund”) seeks to track the performance (before fees and expenses) of the Global Beta Low Beta Factor Index (the “Target Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	1.80%
Total Annual Fund Operating Expenses	2.09%
Fee Waiver and/or Expense Reimbursement(3)	(1.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%
(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) of Global Beta ETF Trust (the “Trust”) has not currently approved the commencement of any payments under the Plan.
(2) Based on estimated amounts for the current fiscal year.
(3) The Fund’s investment adviser, Global Beta Advisors LLC (“Adviser”), has agreed to reimburse the Fund through March 31, 2022 for the (i) compensation and expenses of the Trustees who are not interested persons as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and (ii) fees and expenses of counsel to the Independent Trustees, except for any (a) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Independent Trustees with respect thereto), and (b) extraordinary or non-routine fees or expenses. This expense reimbursement agreement may be terminated at any time by the Board, but may not be terminated by the Adviser prior to March 31, 2022.
Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example reflects the Fund’s expense reimbursement described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS
$30	$480
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. For the fiscal period July 24, 2020 (commencement of operations) through November 30, 2020, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
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Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the Target Index. The Target Index is comprised of equity securities of U.S. companies from the S&P 500 in the lowest quintile (i.e., the lowest 20% of the S&P 500) based on their twelve month trailing beta relative to the S&P 500. Beta is a measure of the relative volatility of a security as compared to the market. The constituent securities of the Target Index are weighted based on their revenue, with each individual index constituent capped at 5% at each quarterly rebalance. As of January 29, 2021, the Target Index was comprised of 100 securities. The S&P 500 is an investable benchmark for the large-cap segment of the U.S. equity market (including real estate investment trusts (“REITs”)). As of January 29, 2021, the S&P 500 was comprised of 505 U.S. securities with capitalizations ranging from $3.3 billion to $2.24 trillion. REITs are companies that own or finance income-producing real estate.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of January 29, 2021, the Target Index was concentrated in the Consumer Staples.
The Fund will primarily invest in U.S. companies that are included in the Target Index. The Fund may invest its assets in investments not included in the Target Index, but which Global Beta Advisors LLC (the “Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange- traded funds (“ETFs”) and other investment company securities and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.
The Fund is classified as “non-diversified” under the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
S&P Dow Jones Indices LLC (the “Index Provider”), in consultation with the Adviser, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Subject to the Index Provider’s ownership of the S&P 500, the Target Index, the values thereof, and the specifications provided by the Adviser to the Index Provider, are proprietary to the Adviser. The Adviser may from time to time request that the Index Provider make changes to the specifications of the Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy
10

changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, 6 sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
Factor Risk. The Target Index, and thus the Fund, seeks to achieve the specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to those factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.
Low Beta Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices. There is a risk that the present and future volatility of a security will not be the same as it has historically been and thus that the Target Index will not be exposed to less volatile securities.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Risks related to the Index Provider. There is no assurance that the Index Provider will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
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Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
Concentration Risk. To the extent that the Target Index is concentrated in a particular industry, group of industries or sector, the Fund is also expected to be concentrated in that industry, group of industries or sector, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry, group of industries or sector.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free “pass-through” of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, the Fund’s exposure to REITs may be subject to volatility. To the
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extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Large Shareholder Risk. Certain shareholders, including (i) the Adviser and its owners and officers and (ii) other funds or accounts advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: Global Beta Advisors LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Justin Lowry	Since inception (July 2020)	Chief Investment Officer
Vincent T. Lowry	Since inception (July 2020)	Chief Executive Officer
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
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Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.globalbetaetf.com.
Tax Information
The Fund’s distributions are expected to be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxed as ordinary income when withdrawn from such tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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Global Beta Rising Stars ETF
Investment Objective
The Global Beta Rising Stars ETF (the “Fund”) seeks to track the performance (before fees and expenses) of the FactSet Rising Stars Index (the “Target Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	1.76%
Total Annual Fund Operating Expenses	2.05%
Fee Waiver and/or Expense Reimbursement(3)	(1.76)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) of Global Beta ETF Trust (the “Trust”) has not currently approved the commencement of any payments under the Plan.
(2) Based on estimated amounts for the current fiscal year.
(3) The Fund’s investment adviser, Global Beta Advisors LLC (“Adviser”), has agreed to reimburse the Fund through March 31, 2022 for the (i) compensation and expenses of the Trustees who are not interested persons as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and (ii) fees and expenses of counsel to the Independent Trustees, except for any (a) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Independent Trustees with respect thereto), and (b) extraordinary or non-routine fees or expenses. This expense reimbursement agreement may be terminated at any time by the Board, but may not be terminated by the Adviser prior to March 31, 2022.
Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example reflects the Fund’s expense reimbursement described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS
$30	$472
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. For the fiscal period July 24, 2020 (commencement of operations) through November 30, 2020, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
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Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the Target Index, which is comprised of 100 U.S.-listed companies with operations in the technology sector and that are selected based on a combination of valuation- and growth-related factors. The Target Index may include small, medium, and large capitalization companies.
The Target Index is expected to be predominantly comprised of companies in the technology sector and concentrated (i.e., hold 25% or more of its net assets) in companies in the software sub-industry . To the extent that the Target Index concentrates in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Target Index’s construction begins with the universe of the 3,000 largest companies by market capitalization whose equity securities are listed on either the New York Stock Exchange or the Nasdaq Stock Market, LLC. Such companies are then screened to keep only companies with a minimum market capitalization of $500 million and whose equity securities meet certain liquidity thresholds (the remaining companies collectively, the “Index Universe”).
For each company in the Index Universe, the Target Index evaluates each company’s valuation relative to its sales growth rate over the prior year. Specifically, the Target Index’s methodology calculates the difference between each company’s recent year-over-year sales growth rate and the annual sales growth rate that would be needed over the next 10 years to justify the company’s current market valuation based primarily on the company’s price-to-sales ratio (such difference, the “Excess Growth Rate”). Companies in the Index Universe whose Excess Growth Rate ranks in the top 75% of companies in the Index Universe are eligible to be included in the Target Index (the “Eligible Companies”).
The Eligible Companies are then evaluated based on the following growth-related factors: market share growth, industry growth, and, to a lesser extent, operating margin growth. Each Eligible Company receives a score for each of the factors. The results for all Eligible Companies for a given factor (e.g., market share growth) are then ranked, and companies whose results rank in the top 20% (i.e., the top quintile) of results receive the highest score while companies in each of the lower quintiles receive scores that decrease with each quintile. Because certain factors are focused on revenue from sub-industries within the technology sector, the scores with respect to such factors will favor companies earning all or a significant portion of their revenue from the technology sector.

Market Share Growth Rate
This factor looks at a company’s year-over-year market share growth rate in sub-industries within the technology sector. A company’s rank will be higher if its combined weighted average market share growth rate across all technology sub-industries is higher than other companies. The weighted average is based on the company's percent of revenues earned in a particular sub-industry.

Industry Growth	This factor looks at technology sub-industries’ year-over-year revenue growth rate. A company’s rank will be higher if the growth rate of the sub-industries it earns revenues from is higher than sub-industries that other companies participate in. This is factored on a weighted average basis. The weighted average is based on the company's percent of revenues earned in that particular sub-industry.
Operating Margin Growth	This factor looks at the year-over-year growth rate of a company’s operating margin. A company’s rank will be higher if its operating margin growth rate is higher.
The Target Index is reconstituted and rebalanced quarterly. At the time of each reconstitution of the Target Index, the 100 Eligible Companies with the highest cumulative scores for the above factors are included in the Target Index and are weighted based on their cumulative scores relative to each other.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or,
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in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund will primarily invest in U.S. companies that are included in the Target Index. The Fund may invest its assets in investments not included in the Target Index, but which the Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETFs”) and other investment company securities and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.
The Fund is classified as “non-diversified” under the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
FactSet Research Systems Inc. (the “Index Provider”), in consultation with the Adviser, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, and administration of the Target Index. The Adviser may from time to time request that the Index Provider make changes to the specifications of the Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
Factor Risk. The Target Index, and thus the Fund, seeks to achieve the specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to those factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.
Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time.
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Volatility Risk. There is a risk that the present and future volatility of a security will not be the same as it historically has been and thus that the Target Index will not be exposed to less volatile securities. Volatile stocks are subject to sharp swings in value.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Risks related to the Index Provider. There is no assurance that the Index Provider will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
Concentration Risk. To the extent that the Target Index is concentrated in a particular industry, group of industries or sector, the Fund is also expected to be concentrated in that industry, group of industries or sector, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry, group of industries or sector.
Technology Sector Risk. Technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected
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by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.
Software Industry Risk. Software companies are subject to the risks of companies in the technology sector (see above), as well as the following additional risks. Software companies can be significantly affected by aggressive pricing, changing domestic demand, the availability and price of components, cyclical market patterns, evolving industry standards, and frequent new product introductions. The success of software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. Many software companies rely on intellectual property laws to protect their proprietary rights in their products and technologies, and there can be no assurance that a company will be able to prevent misappropriation of technology or that competitors will not independently develop comparable or superior technologies.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Small- and Mid-Capitalization Securities Risk. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small- and mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Large Shareholder Risk. Certain shareholders, including (i) the Adviser and its owners and officers and (ii) other funds or accounts advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
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Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: Global Beta Advisors LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Justin Lowry	Since inception (July 2020)	Chief Investment Officer
Vincent T. Lowry	Since inception (July 2020)	Chief Executive Officer

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.globalbetaetf.com.
Tax Information
The Fund’s distributions are expected to be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxed as ordinary income when withdrawn from such tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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More Information About the Funds
More Information About the Funds’ Investment Objectives
Each Fund seeks to track the performance (before fees and expenses) of its Target Index.
The investment objectives of the Global Beta Smart Income ETF and Global Beta Low Beta ETF are non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.
The Global Beta Rising Stars ETF’s investment objective is non-fundamental and may be changed without shareholder approval upon notice to shareholders.
More Information About the Funds’ Principal Investment Strategies
Each Fund seeks to track the performance (before fees and expenses) of its Target Index. Each Fund will invest primarily in U.S. companies as a result of seeking to track its Target Index. Each Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of its Target Index. Under a replication strategy, a Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, a Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. A Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. A Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.
To the extent a Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.
Each Fund may invest its assets in investments not included in its Target Index, but which the Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including ETFs and other investment company securities and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider for each Target Index, in consultation with the Adviser, developed the respective Target Index methodology. Each Index Provider for the Global Beta Smart Income ETF and the Global Beta Low Beta ETF is responsible for the ongoing maintenance, compilation, calculation, and administration of the respective Target Index. The Index Provider for the Global Beta Rising Stars ETF is responsible for the ongoing maintenance, compilation, and administration of its respective Target Index. Subject to the ownership by S&P Dow Jones Indices LLC of the S&P 500 and S&P 900, the Global Beta Low Beta Factor Index and Global Beta Smart Income Index, respectively, the values thereof, and the specifications provided by the Adviser to the Index Provider, are proprietary to the Adviser. The Adviser may from time to time request that an Index Provider make changes to the specifications of a Target Index. Each Target Index is unmanaged and cannot be invested in directly.
The Global Beta Low Beta ETF and the Global Beta Rising Stars ETF are classified as “non-diversified” under the 1940 Act, which means that a relatively high percentage of a Fund’s assets may be invested in a limited number of issuers.
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The Global Beta Smart Income ETF is classified as “diversified” under the 1940 Act, which means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
The S&P 900 is an investable benchmark for the mid- to large-cap segment of the U.S. equity market. As of January 29, 2021, the S&P 900 was comprised of equity securities in the following sectors: information technology, health care, financials, consumer discretionary, industrials, communication services, consumer staples, energy, real estate (including REITs), utilities, and materials. REITs are companies that own or finance income-producing real estate. As of January 29, 2021 the S&P 900 was comprised of 905 U.S. securities with capitalizations ranging from $1.2 billion to $2.24 trillion.
The S&P 500 is an investable benchmark for the large-cap segment of the U.S. equity market. As of January 29, 2021, the S&P 500 was comprised of equity securities in the following sectors: information technology, health care, financials, consumer discretionary, industrials, communication services, consumer staples, energy, real estate (including REITs), utilities, and materials. REITs are companies that own or finance income-producing real estate. As of January 29, 2021, the S&P 500 was comprised of 505 U.S. securities with capitalizations ranging from $3.3 billion to $2.24 trillion.
Global Beta Smart Income ETF: The Target Index is designed to reflect the performance of constituents from the S&P 900 with the highest average twelve month trailing dividend yield over each of the prior four quarters,diversified by GICS® sector and re-weighted based on revenue. The Target Index calculates the average twelve month trailing dividend yield of the constituents of the S&P 900 over each of the prior four quarters and initially selects those securities in the highest quintile. The Target Index then selects those securities with an average twelve month trailing dividend yield over each of the prior four quarters that rank in the top half within their respective GICS® sector classification. The Target Index then re-weights those securities based on their revenue, with each individual index constituent capped at 4.5% at each quarterly rebalance. Any company that has cut or suspended its dividend will be removed from the Target Index at the next quarterly rebalance and will be ineligible for inclusion in the Target Index until it increases or reinstitutes its dividend. In the event that the cut/suspension results in a dividend that, when annualized, would result in a dividend yield below 3.5%, the company will be removed promptly from the Target Index. In addition, index constituents from the energy sector, as classified by GICS®, are capped at 3% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker: CL00), is below its 30 day moving average. Target Index constituents are only capped at quarterly rebalances. As of January 29, 2021, the Target Index was comprised of 92 securities.
To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
Global Beta Low Beta ETF: The Target Index is designed to reflect the performance of constituents from the S&P 500 in the lowest quintile (i.e., the lowest 20% of the S&P 500) based on their twelve month trailing beta relative to the S&P 500, re-weighted based on revenue. Beta is a measure of the relative volatility of a security as compared to the market. The Target Index calculates the twelve month trailing beta of the constituents of the S&P 500 and initially selects those securities in the lowest quintile. The Target Index then re-weights those securities based on their revenue, with each individual index constituent capped at 5% at each quarterly rebalance. Target Index constituents are only capped at quarterly rebalances. As of January 29, 2021, the Target Index was comprised of 100 securities.
To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of January 29, 2021, the Target Index was concentrated in the Consumer Staples.
Global Beta Rising Stars ETF: The FactSet Rising Stars Index evaluated Eligible Companies based on the growth-related factors described in the table below. Because certain factors are focused on revenue from sub-industries within the technology sector, the scores with respect to such factors will favor companies earning all or a significant portion of their revenue from the technology sector.
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Market Share Growth Rate
This factor looks at a company’s year-over-year market share growth rate in sub-industries within the technology sector. A company’s rank will be higher if its combined weighted average market share growth rate across all technology sub-industries is higher than other companies. The weighted average is based on the company's percent of revenues earned in a particular sub-industry. A company’ rank will be lower if its combined weighted average market share growth rate across all technology sub-industries is lower than other companies.

Industry Growth
This factor looks at technology sub-industries’ year-over-year revenue growth rate. A company’s rank will be higher if the growth rate of the sub-industries it earns revenues from is higher than sub-industries that other companies participate in. This is factored on a weighted average basis. The weighted average is based on the company's percent of revenues earned in that particular sub-industry. A company’s rank will be lower if the growth rate of the sub-industries it earns revenues from is lower than sub-industries that other companies participate in.

Operating Margin Growth	This factor looks at the year-over-year growth rate of a company’s operating margin. A company’s rank will be higher if its operating margin growth rate is higher. In contrast, a company’s rank will be lower if its operating margin growth rate is lower or negative.
The Index Calculation Agent for the FactSet Rising Stars Index is Solactive AG, which is not affiliated with the Fund, the Adviser, the Index Provider, or the Fund’s distributor. The Index Calculation Agent provides information to the Fund about the constituents of the Target Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
The Target Index is expected to be predominantly comprised of companies in the technology sector and concentrated (i.e., hold 25% or more of its net assets) in companies in the software sub-industry. To the extent that the Target Index concentrates in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
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More Information about the Funds’ Principal Investment Risks

Risks	Global Beta Smart Income ETF	Global Beta Low Beta ETF	Global Beta Rising Stars ETF
Principal Risks
Market Events Risk	X	X	X
Factor Risk	X	X	X
Low Beta Risk		X
Growth Securities Risk			X
Volatility Risk			X
Index-Related Risk	X	X	X
Dividend-Paying Securities Risk	X
Sampling Risk	X	X	X
Tracking Error Risk	X	X	X
Premium-Discount Risk	X	X	X
Secondary Market Trading Risk	X	X	X
Non-Diversification Risk		X	X
Concentration Risk	X	X	X
Consumer Staples Sector Risk		X
Healthcare Sector Risk		X
Technology Sector Risk			X
Software Industry Risk			X
Equity Investing Risk	X	X	X
Large Capitalization Securities Risk	X	X	X
Small- and Mid-Capitalization Securities Risk			X
Mid-Capitalization Securities Risk	X
ETFs and Other Investment Companies Risk	X	X	X
REIT Risk	X	X
Authorized Participants Concentration Risk	X	X	X
Cash and Cash Equivalents Risk	X	X	X
Large Shareholder Risk	X	X	X

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs, supply and demand, and competitive conditions within an industry. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man- made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
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Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. For example, following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences disruption in the creation/redemption process of the Fund because of these policy changes or other for other reasons, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.
Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Factor Risk. The Target Index, and thus the Fund, seeks to achieve the specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to those factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.
Low Beta Risk. In general, beta is a measure of price volatility resulting from general market movements. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices. There is a risk that the present and future volatility of a security will not be the same as it has historically been and thus that the Target Index will not be exposed to less volatile securities.
Growth Securities Risk. Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies or “growth securities” have market values that may be more volatile than those of other types of investments. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.
Volatility Risk. There is a risk that the present and future volatility of a security will not be the same as it historically has been and thus that the Target Index will not be exposed to less volatile securities. Volatile stocks are subject to sharp swings in value.
Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities
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regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Risks related to the Index Provider. The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on the Index Provider’s behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, none of the Index Provider or any agents of the Index Provider provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Target Index or its related data, and they do not guarantee that the Target Index will be in line with the Index Provider’s methodology. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indexes are less commonly used. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Target Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Target Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Target Index in order, for example, to correct an error in the selection of index constituents, or to reflect corporate actions or de-listings. When the Target Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Target Index may increase the costs and the tracking error risk of the Fund.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its Target Index. The Fund’s return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund’s securities holdings to reflect changes in the composition of the Target Index. Because the Target Index’s components are reconstituted on an annual basis, the Fund’s costs associated with reconstitution may be greater than those incurred by other ETFs that track indices whose composition changes less frequently. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.
Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ. Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
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Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
Concentration Risk. To the extent that the Fund’s Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. The Fund’s performance could also be affected if the sectors or industries do not perform as expected.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals.
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The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.
Software Industry Risk. Software companies are subject to the risks of companies in the technology sector (see above), as well as the following additional risks. Software companies can be significantly affected by aggressive pricing, changing domestic demand, the availability and price of components, cyclical market patterns, evolving industry standards, and frequent new product introductions. The success of software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results. Many software companies rely on intellectual property laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken to protect such rights will prevent misappropriation of technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Dividend-Paying Securities Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company’s securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
Large Capitalization Securities Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.
Small- and Mid-Capitalization Securities Risk. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger
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capitalization stocks or the stock market as a whole. Small- and mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Mid-Capitalization Securities Risk. Investing in securities of medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuers’ securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.
When the Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund’s fees and expenses. As a result, the Fund’s investment in an investment company could cause the Fund’s operating expenses to be higher and performance to be lower.
Through its investments in investment companies, the Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which the Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in or exposure to REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free “pass-through” of net income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in or exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.
Large Shareholder Risk. Certain shareholders, including (i) the Adviser and its owners and officers and (ii) other funds or accounts advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In
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addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Other Information
Exclusion of Adviser from Commodity Pool Operator (“CPO”) Definition. With respect to each Fund, the Adviser has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Funds’ statement of additional information (“SAI”). Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion at this time, the Funds will limit their investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.
Investment Advisory Services
Investment Adviser
Global Beta Advisors LLC (“Adviser”) acts as each Fund’s investment adviser pursuant to an investment advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). The Adviser is a Pennsylvania limited liability company with its principal offices located at 2001 Market Street, Suite 2630, Philadelphia, PA 19103. The Adviser was founded in 2017.
Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Funds’ investment program. The Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of the Board. The Board of Trustees supervises and oversees the Adviser, establishes policies that the Adviser must follow in its management activities.
Pursuant to the Advisory Agreement, each Fund pays the Adviser the advisory fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Fund.

Fund	Advisory Fee
Global Beta Smart Income ETF	0.29%
Global Beta Low Beta ETF	0.29%
Global Beta Rising Stars ETF	0.29%

Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii)
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litigation expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto), (viii) compensation and expenses of the Independent Trustees, (ix) fees and expenses of counsel to the Independent Trustees, and (x) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving the Funds).
Pursuant to an expense reimbursement agreement, the Adviser has agreed to reimburse the Global Beta Smart Income ETF through March 30, 2022, and the Global Beta Low Beta ETF and the Global Beta Rising Stars ETF through March 31, 2022 for the (i) compensation and expenses of the Independent Trustees, and (ii) fees and expenses of counsel to the Independent Trustees, except for any (a) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Independent Trustees with respect thereto), and (b) extraordinary or non-routine fees or expenses. The expense reimbursement agreement may be terminated at any time by the Board, and may not be terminated by the Adviser prior to March 30, 2022 for the Global Beta Smart Income ETF and March 31, 2022 for the Global Beta Low Beta ETF and the Global Beta Rising Stars ETF.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Global Beta Smart Income ETF is available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2020.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Global Beta Low Beta ETF and the Global Beta Rising Stars ETF is available in the Funds’ annual report to shareholders for the period ended November 30, 2020.
Portfolio Managers
The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.
Justin Lowry
Justin Lowry has over ten years of portfolio management experience. Mr. Lowry is a Portfolio Manager and Chief Investment Officer at the Adviser, responsible for oversight of investment activity, market research and product development. Previously, Mr. Lowry was Director of Research at OppenheimerFunds, Inc., where he oversaw research and product development for its Beta Solutions ETF business, which held over $2 billion in assets in the RevenueShares ETF suite. He began his portfolio management experience as Portfolio Manager and Head of Research at VTL Associates, LLC. Justin earned his B.S. in business management from St. Joseph’s University.
Vincent T. Lowry
Vincent T. Lowry has over 15 years of portfolio management experience. Mr. Lowry is a Portfolio Manager and Chief Executive Officer at the Adviser. Previously, Mr. Lowry was a Lead Portfolio Manager at OppenheimerFunds, Inc., where he oversaw asset allocation for its Beta Solutions ETF business, which held over $2 billion in assets in the RevenueShares ETF suite. Prior to his experience at OppenheimerFunds, Inc., he founded VTL Associates, LLC, using his experience developing global asset allocation models to create a family of revenue-weighted ETFs in conjunction with Standard & Poor’s. Vincent earned his B.S. in political science and his MBA from St. Joseph’s University.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Funds.
Manager of Managers Structure
The Adviser and the Trust may seek an exemptive order from the SEC that would allow the Funds to operate in a “manager of managers” structure whereby the Adviser, as the Funds’ investment adviser, can appoint and replace both affiliated and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Funds would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order would provide the Funds with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.
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The use of the Manager of Managers Structure with respect to the Funds would be subject to certain conditions that would be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser would have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser would also, subject to the review and oversight of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub- advisers to manage all or a portion of the Fund’s assets; implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions; allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers; and monitor and evaluate the sub-advisers’ performance.
There are no assurances that the SEC will grant exemptive relief for the Manager of Managers Structure should the Adviser and Trust seek to obtain it.
Information Regarding Exchange-Traded Funds
Each Fund is an ETF. An ETF is an investment company that offers shares that are listed on a U.S. securities exchange. Because they are listed on an exchange, shares of ETFs can be traded throughout the day on that exchange at market-determined prices.
Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the NAV of such shares. ETF shares, by contrast, cannot be purchased from or redeemed with the issuing fund at NAV except by or through Authorized Participants, and then only in large blocks of shares called “Creation Units,” usually in exchange for an in-kind basket of securities. In order to be an “Authorized Participant,” you must be either a broker-dealer or other participant in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in The Depository Trust Company (“DTC”) with access to the DTC system, and you must execute an agreement with the Fund’s distributor.
NAV is calculated once a day at the close of trading on the New York Stock Exchange (“NYSE”) and reflects a Fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. Transactions in traditional mutual fund shares are typically effected at the NAV next determined after receipt of the transaction order, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that Fund’s NAV determined as of the close of trading of the NYSE. Traditional mutual fund shares may be purchased from a fund directly by the shareholder or through a financial intermediary.
In contrast, investors can purchase and sell ETF shares on a secondary market through a broker. Secondary market transactions may not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF shares and on changes in the prices of the ETF’s portfolio holdings. Accordingly, an investor may pay more (or receive less) than NAV when the investor purchase (or sells) Fund shares on the secondary market. Shareholders will also incur typical brokerage and transaction costs when buying or selling ETF shares on the secondary market. An organized secondary market is expected to exist for the Funds’ shares because Fund shares are listed for trading on the Exchange. It is possible, however, that an active trading market in Fund shares may not be maintained.
Pricing Fund Shares
The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.
The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.
When calculating the NAV of the Funds’ shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of
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regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. OTC securities and instruments are generally valued using prices provided by a third party pricing service.
When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. The Funds also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Funds’ investments using fair value pricing may result in using prices for those investments that may differ from current market valuations. The Board has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the Board has established. Certain market valuations could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by each Fund’s Target Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Target Index.
Shareholder Information
Shares of the Funds trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Funds varies over time based on the Funds’ trading volumes and market liquidity, and is generally lower if the Funds have a lot of trading volume and market liquidity and higher if the Funds have little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.
Shares of the Funds may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof. The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Premium/Discount Information
Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the most recently completed calendar year and the most recently completed calendar quarters is available at www.globalbetaetf.com. Any such information represents past performance and cannot be used to predict future results.
Certain Legal Risks
Because Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing
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with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Fund shares are issued by a registered investment company, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rules or in an SEC exemptive order allowing registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.
The Adviser reserves the right to reject any purchase request at any time, for any reason, and without notice. The Funds can stop offering Creation Units and may postpone payment of redemption proceeds at times when the Exchange is closed, when trading on the Exchange is suspended or restricted, for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of NAV is not reasonably practicable, or under any circumstances as is permitted by the SEC.
Legal Restrictions on Transactions in Certain Securities
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Funds’ discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the in-kind basket of securities applicable to the purchase of a Creation Unit.
Creations and redemptions of Fund shares are subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act. The Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or a Fund could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the Fund invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an in-kind basket of securities may be paid an equivalent amount of cash. An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
Frequent Trading
The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted also that direct trading by Authorized Participants is critical to ensuring that the Funds’ shares trade at or close to NAV. The Funds also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
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Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.
The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
Portfolio Holdings Information
Each Fund’s complete portfolio holdings as of the time the Fund calculates its NAV are disclosed daily at www.globalbetaetf.com at or before the opening of trading on the Exchange the following day. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Funds’ other policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.
Distribution and Service Plan
Each Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) delivering copies of the Trust’s then-current prospectus to prospective purchasers of such Creation Units; (ii) preparing, setting in type, printing and mailing any prospectus, report or other communication to prospective shareholders or authorized participants of the Trust; (iii) marketing and promotional services including advertising; (iv) facilitating communications with beneficial owners of shares of the Funds; and (v) such other services and obligations as are set forth in the Distribution Agreement with Compass Distributors, LLC (the “Distributor”).
No Rule 12b-1 fees are currently paid by any Fund. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.
Dividends and Distributions
Each Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.” These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”
Each Fund intends to pay income dividends quarterly from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Dividends may be declared and paid more frequently to improve a Fund’s tracking of its Target Index or to comply with the distribution requirements of the Code.
At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
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Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.
Distributions in cash may be reinvested automatically in additional shares only if the broker through which the shares were purchased makes such an option available.
The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by shareholders for reinvestment of their cash proceeds, but certain individual brokers may make a dividend reinvestment service available to their clients. If this service is available and used, distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Fund shares.
Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of a Fund to shareholders holding shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.
As with any investment, you should consider how your investment in shares of the Funds will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of a Fund.
Fund Distributions
Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares.
Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by a Fund to be treated as qualified dividend income: (i) the Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, (ii) the Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.
Tax Treatment of Fund Shareholders
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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Fund distributions and gains from the sale of Fund shares generally are subject to state and local taxes.
By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS. Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.
Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If a Fund redeems Creation Units in cash, in whole or in part, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws.
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Trademark Notice/Disclaimers
S&P Dow Jones Indices LLC Disclaimer (Global Beta Smart Income ETF and Global Beta Low Beta ETF only)
Subject to the Index Provider’s ownership of the S&P 900 and S&P 500, each Target Index, the values thereof, and the specifications provided by the Adviser to the Index Provider is the property of the Adviser, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain each Target Index. The Target Indexes are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor's Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating a Target Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by the Adviser. S&P® is a registered trademark of Standard & Poor's Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
The Global Beta Smart Income ETF and the Global Beta Low Beta ETF (for this section only, the “Funds”) are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of a Target Index to track general market performance. S&P Dow Jones Indices’ only relationship to Global Beta Advisors LLC with respect to each Target Index is the licensing of the S&P 900 and S&P 500, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to each Target Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within a Target Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF A TARGET INDEX, INTELLECTUAL PROPERTY, SOFTWARE, OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GLOBAL BETA ADVISORS LLC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF A TARGET INDEX, INTELLECTUAL PROPERTY, SOFTWARE, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.
NYSE Arca Disclaimer
Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of a Fund to track the performance of its Target Index or the ability of a Target Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Target Indexes, nor in the determination of the timing of, prices of, or quantities of shares of a Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing or trading of the shares of the Funds.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Target Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Target Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Adviser Disclaimer
The Adviser does not guarantee the accuracy or the completeness of the Target Indexes or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.
The Adviser makes no warranty, express or implied, to the owners of shares of a Fund or to any other person or entity, as to results to be obtained by the Fund from the use of its Target Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to a Target Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
FactSet Research Systems Inc. Disclaimer (Global Beta Rising Stars ETF only)
The Global Beta Rising Stars ETF (for this section only, the “Fund”) is not sponsored, endorsed, sold, or promoted by FactSet Research Systems Inc. (“FactSet”). FactSet makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the FactSet Rising Stars Index (for this section only, the “Index”) to track general stock market performance. FactSet’s only relationship to the Adviser (the “Licensee”) is the licensing of certain trademarks and trade names of FactSet and of the Index, which is determined, composed, and calculated by FactSet without regard to the Licensee or the Fund. FactSet has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing, or calculating the Index. FactSet is not responsible for and has not participated in (i) the determination of the prices and amount of shares of the Fund, (ii) the timing of the issuance or sale of shares of the Fund, or (iii) the determination or calculation of the Fund’s net asset value. FactSet has no obligation or liability in connection with the administration, marketing, or trading of the Fund.
FACTSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND FACTSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FACTSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. FACTSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FACTSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Service Providers
Distributor
Compass Distributors, LLC is the principal underwriter and distributor of the Funds’ shares. The Distributor will not distribute shares in less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, the Index Provider or their affiliates.
39

Administrator, Fund Accounting Agent, Transfer Agent
U.S. Bank Global Fund Services serves as the Administrator, Fund Accounting Agent, Transfer Agent, and Dividend-Paying Agent of the Funds.
Custodian
U.S. Bank N.A. serves as Custodian of the Funds’ investments.
Index Provider
Each Index Provider, in consultation with the Adviser, developed the methodology for each respective Target Index. Each Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of each respective Target Index (except FactSet Research Systems Inc., which is only responsible for the ongoing maintenance, compilation, and administration of the FactSet Rising Stars Index). No Index Provider is affiliated with the Funds or the Adviser. The Adviser has entered into a license agreement with each Index Provider to use each respective Target Index. Pursuant to a sub-licensing agreement between the Adviser and the Trust, the Adviser sub-licenses the use of each Target Index and related intellectual property to the Trust and the Funds.
Householding Policy
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the Funds’ five most recent fiscal years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been audited by WithumSmith + Brown, PC, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

40

Financial Highlights	Global Beta Smart Income ETF

For a capital share outstanding throughout the period

	For the Period Ended November 30, 2020(a)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.74
Net realized and unrealized loss on investments(c)	(2.99)
Total from investment operations	(2.25)

LESS DISTRIBUTIONS:
From net investment income	(0.60)
Total distributions	(0.60)

Net asset value, end of period	$17.15

TOTAL RETURNS:
Net Asset Value(f)	-10.35%	^
Market Value(g)	-10.54%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$1.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses reimbursed	5.41%	+
After fees waived and expenses reimbursed(d)	0.12%	+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses reimbursed	(0.30)%	+
After fees waived and expenses reimbursed(d)	4.99%	+
Portfolio turnover rate(e)	169%	^
(a)Commencement of investment operations on December 27, 2019.
(b)Calculated using average shares outstanding, during the period.
(c)The amounts reported for a share outstanding may not agree with the change in the aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)Includes voluntary fees waived by the Adviser of $2,698 or 0.17% of average net assets for the period.
(e)Portfolio turnover rate excludes in-kind transactions.
(f)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(g)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
^      Not Annualized.
+     Annualized.

41

Financial Highlights	Global Beta Low Beta ETF

For a capital share outstanding throughout the period

	For the Period Ended November 30, 2020(a)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15
Net realized and unrealized gain on investments(c)	1.46
Total from investment operations	1.61

LESS DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net asset value, end of period	$21.56

TOTAL RETURNS:
Net Asset Value(e)	8.06%	^
Market Value(f)	7.97%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$2.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses reimbursed	2.09%	+
After fees waived and expenses reimbursed	0.29%	+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses reimbursed	0.23%	+
After fees waived and expenses reimbursed	2.03%	+
Portfolio turnover rate(d)	0%	^,#
(a)Commencement of investment operations on July 24, 2020.
(b)Calculated using average shares outstanding, during the period.
(c)The amounts reported for a share outstanding may not agree with the change in the aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)Portfolio turnover rate excludes in-kind transactions.
(e)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(f)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
^      Not Annualized.
+     Annualized.
#     Less than 1%.

42

Financial Highlights	Global Beta Rising Stars ETF

For a capital share outstanding throughout the period

	For the Period Ended November 30, 2020(a)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.06
Net realized and unrealized gain on investments(c)	2.22
Total from investment operations	2.28

LESS DISTRIBUTIONS:
From net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$22.26

TOTAL RETURNS:
Net Asset Value(e)	11.39%	^
Market Value(f)	11.27%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$2.8
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses reimbursed	2.05%	+
After fees waived and expenses reimbursed	0.29%	+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses reimbursed	(0.91)%	+
After fees waived and expenses reimbursed	0.85%	+
Portfolio turnover rate(d)	30%	^
(a)Commencement of investment operations on July 24, 2020.
(b)Calculated using average shares outstanding, during the period.
(c)The amounts reported for a share outstanding may not agree with the change in the aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)Portfolio turnover rate excludes in-kind transactions.
(e)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(f)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
^      Not Annualized.
+     Annualized.
43

Global Beta ETF Trust
You can find more information about the Funds in the following documents:
Statement of Additional Information: The SAI of the Funds provides more detailed information about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.
Annual and Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi- annual reports to shareholders. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
You can obtain free copies of these documents, request other information, or make generally inquiries about the Funds by contacting the Funds at:
Global Beta ETF Trust
c/o Compass Distributors, LLC
Three Canal Plaza, 3rd Floor, Portland, ME 04101 (833) 933-2083
Copies of information about the Funds may be obtained from the SEC, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shareholder Reports and other information about the Funds are also available free of charge:
–at www.globalbetaetf.com; and
–from the SEC’s EDGAR database at http://www.sec.gov.

(1940 Act File Number 811-23450)

44

Global Beta ETF Trust

STATEMENT OF ADDITIONAL INFORMATION

Global Beta ETF Trust
2001 Market Street, Suite 2630
Philadelphia, PA 19103
(215) 531-8234

March 31, 2021

Global Beta Smart Income ETF (GBDV)
Global Beta Low Beta ETF (GBLO)
Global Beta Rising Stars ETF (GBGR) (formerly known as Global Beta Momentum-Growth ETF)

Fund shares are listed for trading on NYSE Arca, Inc.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated March 31, 2021 (the “Prospectus”), which incorporates this SAI by reference. This SAI is not an offer to sell Shares of the Funds. A written offer can be made only by a prospectus. Portions of the Funds’ Annual Report to Shareholders are incorporated by reference to this SAI. A copy of the Prospectus and the Funds’ shareholder reports are available, without charge, upon request to the address above, by telephone at the number above, or at www.globalbetaetf.com. You should read the Prospectus carefully before investing.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust. The Prospectus and this SAI do not constitute an offering by the Funds or their Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below:
“1933 Act” means Securities Act of 1933, as amended.
“1934 Act” means Securities Exchange Act of 1934, as amended.
“1940 Act” means Investment Company Act of 1940, as amended.
“Adviser” or “Global Beta” means Global Beta Advisors LLC.
“Balancing Amount” means an amount of cash equal to the difference between (i) the NAV attributable to a Creation Unit and (ii) the market value of the In-Kind Creation (or Redemption) Basket and the Cash In-Lieu Amount, if any, used to ensure that the market value of a Fund Deposit (or Fund Redemption) (which is exclusive of any Transaction Fees) is identical to the NAV attributable to the Creation Unit being purchased or redeemed.
“Board of Trustees” or “Board” means the Board of Trustees of the Trust.
“Business Day” means any day on which the Trust is open for business.
“Cash Component” means an amount of cash consisting of the Balancing Amount and any applicable Cash In-Lieu Amount calculated in connection with creations.
“Cash In-Lieu Amount” means an amount of cash provided in lieu of some or all of the securities included in the In-Kind Creation (or Redemption) Basket.
“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.
“CFTC” means Commodity Futures Trading Commission.
“Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Distributor” means Compass Distributors, LLC.
“Exchange” means NYSE Arca, Inc.
“Funds” means the Global Beta Smart Income ETF, Global Beta Low Beta ETF, and Global Beta Rising Stars ETF (collectively or individually, a “Fund”).
“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.
“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
“Independent Trustee” means a Trustee who is not an “interested person” as defined under Section 2(a)(19) of the 1940 Act.
“Index Receipt Agent” means U.S. Bancorp Fund Services, LLC.
“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of a Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to a Fund for a Creation Unit.
“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Interested Trustee” means a Trustee who is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
“NAV” means the net asset value of a Fund.
“RIC” means a “regulated investment company” as defined in Section 851(a) of the Code. “
“SAI” means this statement of additional information.
“SEC” means U.S. Securities and Exchange Commission.
“Share” means a share of beneficial interest in a Fund.
“Target Indexes” means the Global Beta Smart Income Index, Global Beta Low Beta Factor Index, and FactSet Rising Stars Index (collectively or individually, a “Target Index”).
“Transaction Fees” means fees imposed to compensate the Trust in connection with creations and redemptions.
“Trust” means Global Beta ETF Trust.
“Trustee” means a trustee of the Trust.

INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. Each Fund, except the Global Beta Smart Income ETF which is a diversified series, is a non-diversified series of the Trust. The Trust was organized on April 22, 2019. Other series of the Trust may be added in the future.

Effective December 18, 2020, the Global Beta Rising Stars ETF changed its name from the Global Beta Momentum-Growth ETF to the Global Beta Rising Stars ETF.

Each Fund issues and redeems Shares at NAV only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities (which may include cash in lieu of certain securities), together with the deposit of a specified cash amount, or for an all cash amount. Shares of each Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual fund shares, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 25,000 Shares or multiples thereof. Including in the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from a Fund and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Exchange Listing and Trading

Shares of each Fund are listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange will consider the suspension of trading in, and will commence delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the requirements set forth in the relevant listing standards of the Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of a Fund.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

Reference is made to each Fund’s Prospectus for a discussion of the primary investment objective and policies of each Fund. The discussion below supplements, and should be read in conjunction with, each Fund’s Prospectus.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. The investment objective and all other investment policies of a Fund (including the benchmarks of a Fund) may be changed by the Trustees without the approval of shareholders.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. Each Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of a Fund’s objectives. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Each Fund may consider changing its Target Index at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current index no longer serves the investment needs of a majority of shareholders, that another index may better serve its needs, or if the financial or economic environment makes it difficult for a Fund’s investment results to correspond sufficiently to its Target Index.

For purposes of this SAI, the word “invest” refers to a Fund directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct investments and indirect investments in securities and other instruments.

Additional information concerning each Fund, its investments policies and techniques, and the securities and financial instruments in which it may invest is set forth below.

Borrowing

Each Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Each Fund may, however, pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described below in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and will not be considered borrowings by that Fund.

Business Development Companies

Subject to its investment policies and restrictions, each Fund may have exposure to shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated under the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC to which a Fund has exposure to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Exposure to BDCs is subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Commodity Pool Operator Regulation

As of January 1, 2013, the CFTC imposed new limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the new limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), each Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of a Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Because each Fund is expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, they are not subject to the registration and regulatory requirements of the CEA. In addition, the Adviser is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

Because the Adviser and each Fund intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this SAI.

In addition to meeting one of the trading limitations described above, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Funds can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to each Fund, a Fund may incur additional compliance and other expenses.

Equity Securities

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and each Fund is susceptible to these market risks.

Market Volatility Risk

The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Funds’ NAV. The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. The impact of COVID-19 has adversely affected the economies of many nations and the entire global economy, individual issuers and capital markets in ways that could not be foreseen. In the past, governmental and quasigovernmental authorities and regulators throughout the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Funds’ investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of a Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, each Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker are made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

A Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund is required to make daily cash payments of variation margin. The risk that a Fund is unable to close out a futures position is minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Illiquid Securities

A Fund may purchase illiquid securities, which may include securities that are not readily marketable and securities that are not registered under the 1933 Act. A Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. A Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are more liquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV. If illiquid investments exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s Board of Trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security.

It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.

Index Options

A Fund may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of its positions, or to create synthetic positions.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The amount of cash received, if any, is the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either: (i) owns an offsetting position in securities or other options; and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

A Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options are subject to the relevant Fund’s 15% limitation on investments in illiquid securities. See “Illiquid Securities.”

Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”) and other options exchanges (“Options Exchanges”).

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Investments in Other Investment Companies

A Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, Section 12(d)(1)(B) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The foregoing limits do not apply to a Fund’s investments in money market funds or by a Fund in an investment company that is part of the same group of investment companies as the Funds.

As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time a Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions and allowances discussed above, a Fund may invest in several different types of investment companies from time to time, including mutual funds, exchange–traded funds (“ETFs”), closed-end funds, foreign investment companies and BDCs. A Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.

A Fund also may invest in private investment funds, vehicles, or structures. Such investments are generally considered to be illiquid. To the extent that such investments are determined to be illiquid, they will be subject to a Fund’s 15% limitation on investments in illiquid securities. See “Illiquid Securities.”

Options on Securities

A Fund may buy and write (sell) options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written.

Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by a Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a Fund writes an option and wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” A Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position is canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, if a Fund is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.” A Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. A Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Cyber-Security Risk

A Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber- attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber- security risk management purposes. While the Funds’ service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Portfolio Turnover

A Fund’s portfolio turnover may vary from year to year, as well as within a year. A Fund’s portfolio may turn over due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short- term capital gains in excess of short-term capital losses, distributions of which would generally be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, utilizing the creation and redemption in-kind mechanism, each Fund will seek to minimize capital gains to the extent possible.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which a Fund invests since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

Portfolio turnover for a Fund may vary greatly from year to year, as well as within a particular year. The portfolio turnover rate for each Fund for the following fiscal periods ended November 30 are set forth below.

Name of Fund	2020
Global Beta Smart Income ETF	169%[1]
Global Beta Low Beta ETF	0%[2]
Global Beta Rising Stars ETF	30%[2]
1 For the fiscal period December 27, 2019 (commencement of operations) to November 30, 2020.
2 For the fiscal period July 24, 2020 (commencement of operations) to November 30, 2020.

Repurchase Agreements

A Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition is continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

In the event of a default or bankruptcy by a selling financial institution, each Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest a Fund expected to receive under the repurchase agreement.

Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets.

Reverse Repurchase Agreements

A Fund may use reverse repurchase agreements as part of its investment strategies. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund is able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when the Adviser believes it is to the Fund’s advantage to do so. Each Fund will earmark or segregate cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Risks of Potential Regulation of Swaps and Other Derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. For example, on October 28, 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. New Rule

18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

Real Estate Investment Trusts

Each Fund may obtain exposure to real estate investment trusts (“REITs”). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on net income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of net investment income and net capital gain under the Code, including regulations thereunder and Internal Revenue Service (“IRS”) interpretations or similar authority upon which a Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

U.S. Government Securities

Each Fund also may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques the Funds employ, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Tracking an Index

Each Fund is managed with an investment strategy that attempts to track the performance of its Target Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, a Fund may hold constituent securities of its Target Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error is the difference between a Fund’s performance from that of the Target Index. This may occur due to an imperfect correlation between a Fund’s holdings and those comprising the Target Index, pricing differences, the Fund’s holding of cash, differences in the timing of dividend accruals, changes to the Target Index, or the need to meet regulatory requirements. This risk is heightened during times of increased market volatility or other unusual market conditions. Further, there can be no assurance that a new Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Target Index than it otherwise would at higher asset levels or it could ultimately liquidate.

An investment in a Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Target Index because, among other things, the total return generated by its portfolio securities is reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Target Index. It is also possible that a Fund may not track the performance of its Target Index due to the unavailability of certain Target Index securities in the secondary markets or due to other extraordinary circumstances. There may also be tracking error because a Fund intends to qualify as a RIC. To the extent the Adviser uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if a Fund employed a full replication strategy.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. A Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A

Fund will earmark or segregate cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of a Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of the Funds not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of a Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

1.A Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.A Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.A Fund may not engage in the business of underwriting securities, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.A Fund may not purchase or sell real estate, except: (i) to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (ii) that it may invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

5.A Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

6.A Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.A Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers (excluding investment companies) of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its Target Index concentrates in the investments of such particular industry or industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation. Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.

Each Fund, except the Global Beta Smart Income ETF, is “non-diversified” as defined in the 1940 Act. If a fund is “diversified” as defined in the 1940 Act, at least 75% of the value of a fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A fund may not change from “diversified” to “non-diversified” without the approval of a “majority” of the outstanding voting securities of that fund (as defined above).

For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, the Adviser will execute brokerage transactions for the Funds and the Funds will incur brokerage commissions, particularly until the Funds achieve scale. Also, a Fund may accept cash, in which case the Adviser may need to execute brokerage transactions for a Fund.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for decisions to buy and sell securities for a Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Adviser expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Adviser may serve as an investment manager to and may place portfolio transactions on behalf of other clients, including other investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Adviser manages in such manner as the Adviser deems equitable. Orders are placed at the end of the trading day in separate baskets for the Funds (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one Fund, the main factors considered by the Adviser in making allocations to a Fund is that Fund’s respective investment objective and the order size of the Fund with respect to the relevant security.

The policy of the Funds regarding purchases and sales of securities for a Fund’s portfolio is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Funds believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes to provide the most favorable prices and are capable of providing efficient executions. If the

Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: qualifying order management systems; portfolio attribution and monitoring services; information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; appraisals or evaluations of portfolio securities; and computer software and access charges which are directly related to investment research. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Adviser, for the additional services. The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of the Adviser’s other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce the Adviser’s expenses, this information and these services are of indeterminable value and the management fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such information and services.

The Adviser does not consider sales of Shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The aggregate brokerage commissions paid by each Fund for the following fiscal periods ended November 30 are set forth below.

Name of Fund	2020
Global Beta Smart Income ETF[1]	$2,930
Global Beta Low Beta ETF[2]	$35
Global Beta Rising Stars ETF[2]	$138
1 For the fiscal period December 27, 2019 (commencement of operations) to November 30, 2020.
2 For the fiscal period July 24, 2020 (commencement of operations) to November 30, 2020.

Brokerage with Fund Affiliates

For the fiscal period ended November 30, 2020, the Funds did not pay any brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor.

Directed Brokerage

For the fiscal period ended November 30, 2020, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers”

Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. As of November 30, 2020, the Funds did not own securities of its regular brokers or dealers.

MANAGEMENT OF TRUST
Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers.

Two Trustees are owners and officers of the Adviser. The other Trustees are Independent Trustees. The fund complex includes all funds advised by the Adviser (“Fund Complex”).

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each officer is: c/o Global Beta ETF Trust, 2001 Market Street, Suite 2630, Philadelphia, PA 19103.

Name, Address[1], Year of Birth	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter Burchfield Year of Birth: 1957	Trustee	Since 2019	Client Service Marketing Director, Henry James International (investment advisory firm) (2017 to present); Client Service Marketing Director, Navellier and Associates (investment advisory firm) (2002 to 2017)	3	None

H. Richard Haverstick, Jr. Year of Birth: 1952	Trustee	Since 2019	Consultant, Haverstick Consulting (2015 to 2016)	3	Thomas Jefferson University and Jefferson Health (2013 to present); Brandywine Realty Trust (2016 to present); BMT Investment Funds (2017 to 2020); Actua Corporation (2016 to 2018)

David Downes[3] Year of Birth: 1940	Trustee	Since 2019	Sales Associate, DRG Group of RE/MAX Direct (real estate services)(January 2021 to present); Registered Representative, Innovation Partners (financial services)(January 2021 to present); Treasurer, Quaker Investment Trust (registered investment company) (2018 to December 2020); President, The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004 to December 2020)	3
Community Capital Management (2006 to December 2020); CRA Funds Advisor (2006 to December 2020); TLC Credit, Inc. (2009 to 2017); OppenheimerFunds, Inc. (2005 to 2015); GSK Employment Benefit Trust (2006 to 2014); Director, Egan-Jones Ratings Company (June 2019 to February 2020)

Interested Trustee[4]
Vincent T. Lowry[5] Year of Birth: 1951	Chairman of the Board of Trustees and President	Since 2019	Chief Executive Officer, Global Beta Advisors LLC (2016 to present); Lead Portfolio Manager, OppenheimerFunds, Inc. (2015 to 2017); Chief Executive Officer, VTL Associates, LLC (registered investment adviser) (2004 to 2015)	3	Datasea, Inc. (2020 to present)

Justin Lowry[5] Year of Birth: 1987	Trustee	Since 2019	President and Chief Investment Officer, Global Beta Advisors LLC (2017 to present); Director of Research, OppenheimerFunds, Inc. (2015 to 2017); Portfolio Manager and Head of Research, VTL Associates, LLC (2010 to 2015)	3	None

1	Each Independent Trustee may be contacted by writing to the Independent Trustees of Global Beta ETF Trust, 2001 Market Street, Suite 2630, Philadelphia, PA 19103.
2	Each Trustee serves until his successor is duly elected or appointed and qualified.
3	Mr. Downes’s FINRA Series 7, 24 and 29 licenses are held by Foreside Fund Services, LLC, an affiliate of the Distributor.
4	Vincent T. Lowry and Justin Lowry are considered to be interested persons of the Trust because of their relationship with the Adviser.
5	Vincent T. Lowry and Justin Lowry are related as father and son.
Officers
The officers of the Trust not named above are:

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua Hunter 2001 Market Street, Suite 2630, Philadelphia, PA 19103 Year of Birth: 1981	Treasurer and Principal Financial Officer	Since 2019
Director – Fund Principal Financial Officer, Foreside Financial Group, LLC (2015 to present); Fund Principal Financial Officer and Treasurer, AGF Investments Trust (f/k/a FQF Trust) (2015 to present); Fund Chief Financial Officer and Treasurer, Precidian ETFs Trust (2015 to present); Fund Principal Financial Officer and Treasurer, OSI ETF Trust (2016 to present); Vice President and Assistant Vice President, JPMorgan Chase & Co. (2011 to 2015)

Jim Nash 2001 Market Street, Suite 2630, Philadelphia, PA 19103 Year of Birth: 1981	Chief Compliance Officer	Since 2019	Director, Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2016 to present).

Carolyn Wharton 2001 Market Street, Suite 2630, Philadelphia, PA 19103 Year of Birth: 1984	Secretary	Since 2019
Consultant-Marketing, Global Beta Advisors (January 2019 to present); Director of Marketing, OppenheimerFunds, Inc. (2015 to 2017); Director of Marketing and Supervising Principal, RevenueShares and VTL Associates LLC (2012 to 2015)

*     Each officer serves until his successor is duly elected or appointed and qualified.

Trustee Ownership of Fund Shares

The following table shows the amount of equity securities owned in each Fund by the Trustees as of December 31, 2020.

Dollar Range of Equity Securities Owned:	Interested Trustee:		Independent Trustees:
	Vincent T. Lowry	Justin Lowry	David Downes	H. Richard Haverstick, Jr.	Peter Burchfield
Global Beta Smart Income ETF	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	None	None
Global Beta Low Beta ETF	None	$10,001 - $50,000	None	None	None
Global Beta Rising Stars ETF	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	None	None

Qualification of Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Peter Burchfield: Mr. Burchfield has extensive experience in the investment advisory and investment management business, including serving as Client Service Marketing Director of Henry James International and Navellier and Associates.

H. Richard Haverstick, Jr.: Mr. Haverstick has extensive experience in the investment management business, including practicing as a CPA at Ernst & Young LLP from 1974 to 2013 auditing investment companies and investment advisers, as well as having served as the Chair of the Audit Committee of BMT Investment Funds.

David Downes: Mr. Downes has extensive experience in the investment management business, including serving as a board member of Community Capital Management, President of The Community Reinvestment Act Qualified Investment Fund, Independent Chairman of the Board of Trustees of Quaker Investment Trust, and Chief Operating Officer and Chief Financial Officer of Delaware Investment U.S., Inc.

Vincent T. Lowry: Mr. Lowry has extensive experience in the investment management business, including serving as Chief Executive Officer of VTL Associates, LLC, Lead Portfolio Manager of OppenheimerFunds, Inc., and Chief Executive Officer of Global Beta Advisors, LLC.

Justin Lowry: Mr. Lowry has extensive experience in the investment management business, including serving as Portfolio Manager and Head of Research for VTL Associates, LLC, Director of Research for OppenheimerFunds, Inc., and Chief Investment Officer of Global Beta Advisors, LLC.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Board Structure

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust and the Funds. The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of three Independent Trustees that are not considered to be “interested persons” by reason of their relationship with the Trust’s management or otherwise as defined under the 1940 Act and two Interested Trustees who are affiliated with the Adviser. The Board has determined to elect a Chairman of the Board, who is an interested person of the Funds. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to elect a lead Independent Trustee at this time, although it will revisit this determination regularly. Each Trustee serves until his death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

The Board has determined that this leadership structure is appropriate given the size, function and nature of the Trust, as well as the Board’s oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.

The Board will hold regularly scheduled meetings each year. At each such meeting, the Independent Trustees will meet in executive session to discuss matters outside the presence of management. In addition, the Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Nominating and Governance Committee of the Board annually evaluates the performance of the Board, taking into account such factors as it may deem appropriate. These factors may include attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.

The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the CCO, including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on the Audit and Nominating and Governance Committees.

The purposes of the Audit Committee are to: (1) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (2) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (3) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (4) to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (5) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

During the fiscal period from December 27, 2019 (commencement of operations) to November 30, 2020 for the Global Smart Income ETF and from July 24, 2020 (commencement of operations) to November 30, 2020 for the Global Beta Low Beta ETF and Global Beta Rising Stars ETF, the Audit Committee met two times.

The Nominating and Governance Committee has the responsibility, among other things, to assist the Board in: (i) identifying and recommending qualified individuals to become Board members, (ii) determining the composition of the Board and its committees, (iii) monitoring the process to assess Board effectiveness, and (iv) developing and implementing the Funds’ governance policies and for periodically reviewing such policies.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Global Beta ETF Trust at 2001 Market Street, Suite 2630, Philadelphia, PA 19103. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as the biographical information and qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Because the Trust does not hold annual shareholder meetings, there is no guarantee that a nominee will be submitted for election in a particular year. Nominations will only be maintained by the Trust for a period from one year of receipt and will be considered by the Nominating and Governance Committee for any shareholder meetings held during that year for the election of Trustees.

During the fiscal period from December 27, 2019 (commencement of operations) to November 30, 2020 for the Global Smart Income ETF and from July 24, 2020 (commencement of operations) to November 30, 2020 for the Global Beta Low Beta ETF and Global Beta Rising Stars ETF, the Nominating and Governance Committee did not meet.

Compensation of Trustees and Officers

No Trustee or officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustee a $30,000 annual retainer fee. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board. These fees are payable by the Trust but are subject to the Adviser’s unified management fee, as discussed below under “Information About Adviser—Investment Advisory Agreement.”

The table below shows the estimated compensation to be paid to each Trustee for the fiscal period ended November 30, 2020.

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and Trust Paid to Trustees
Independent Trustees
Peter Burchfield	$30,000	None	None	$30,000
H. Richard Haverstick Jr.	$30,000	None	None	$30,000
David Downes	$30,000	None	None	$30,000

Interested Trustees
Vincent T. Lowry	None	None	None	None
Justin Lowry	None	None	None	None

Control Persons and Principal Holders of Securities
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A shareholder who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund is presumed to “control” (as defined in the 1940 Act) that Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of March 1, 2021, the Trustees and officers of the Trust, as a group, owned 64.8% of the Global Beta Smart Income ETF Fund shares, 29.2% of the Global Beta Low Beta ETF Fund shares, 25.4% of the Global Beta Rising Stars ETF, and the following shareholders owned of record or beneficially 5% or more of the outstanding Fund shares.

Global Beta Smart Income ETF
Name and Address	% Ownership	Ownership Type
Interactive Brokers Retail Equity Clearing One Pickwick Plaza Greenwich, CT 06830	43.69%	Record
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2530	17.50%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.21%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.82%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	6.80%	Record
Vincent T. Lowry c/o Global Beta Advisors LLC 2001 Market Street, Suite 2630 Philadelphia, PA 19103	62.60%	Beneficial*

* Vincent T. Lowry is considered a control person of the Global Beta Smart Income ETF (the “Fund”) by virtue of his ownership of more than 25% of the outstanding shares of the Fund.

Global Beta Low Beta ETF
Name and Address	% Ownership	Ownership Type
Interactive Brokers Retail Equity Clearing One Pickwick Plaza Greenwich, CT 06830	51.17%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.65%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282-2198	8.66%	Record
The Bank Of New York Mellon 101 Barclay Street 3rd Floor New York, NY 10286	5.48%	Record
Vincent T. Lowry c/o Global Beta Advisors LLC 2001 Market Street, Suite 2630 Philadelphia, PA 19103	27.20%	Beneficial*

* Vincent T. Lowry is considered a control person of the Global Beta Low Beta ETF (the “Fund”) by virtue of his ownership of more than 25% of the outstanding shares of the Fund.

Global Beta Rising Stars ETF
Name and Address	% Ownership	Ownership Type
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282-2198	33.24%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	17.68%	Record
Robinhood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	17.66%	Record
Interactive Brokers Retail Equity Clearing One Pickwick Plaza Greenwich, CT 06830	15.26%	Record
Vincent T. Lowry c/o Global Beta Advisors LLC 2001 Market Street, Suite 2630 Philadelphia, PA 19103	21.70%	Beneficial

INFORMATION ABOUT ADVISER

Investment Adviser

Global Beta Advisors LLC (“Adviser”) acts as the Funds’ investment adviser pursuant to an investment advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). The Adviser is a Pennsylvania limited liability company with its principal offices located at 2001 Market Street, Suite 2630, Philadelphia, PA 19103. The Adviser was founded in 2017.

Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Funds’ investment program. The Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of the Board. The Board of Trustees supervises and oversees the Adviser and establishes policies that the Adviser must follow in its management activities.

Conflicts of Interest

In the course of providing advisory services for a Fund, the Adviser may simultaneously recommend the sale of a particular security for one Fund or account, if any, while recommending the purchase of the same security for another Fund or account, if any, if such recommendations are consistent with each client’s investment strategies.

The Adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Adviser’s clients, such as the Funds. Thus the Adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Adviser may buy or sell securities or other instruments that the Adviser has recommended to, or purchased for, its clients and may engage in transactions for its own accounts in a manner that is inconsistent with the Adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Adviser and the Trust have adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person of the Adviser may make security purchases subject to the terms of the Adviser’s Code of Ethics, respectively, which is consistent with the requirements of Rule 17j-1 under the 1940 Act.

The Adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Adviser. Accordingly, should the Adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

Pursuant to the Advisory Agreement, each Fund pays the Adviser the advisory fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Fund.

Fund	Advisory Fee
Global Beta Smart Income ETF	0.29%
Global Beta Low Beta ETF	0.29%
Global Beta Rising Stars ETF	0.29%

The table below shows management fees paid by the Funds to the Adviser for the fiscal period ended November 30.

	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
Global Beta Smart Income ETF
Fiscal period December 27, 2019 (commencement of operations) to November 30, 2020	$4,569	($83,365)	($78,796)

Global Beta Low Beta ETF
Fiscal period July 24, 2020 (commencement of operations) to November 30, 2020	$2,692	($16,667)	($13,975)

Global Beta Rising Stars ETF
Fiscal period July 24, 2020 (commencement of operations) to November 30, 2020	$2,741	($16,667)	($13,926)

Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of a Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), (viii) compensation and expenses of the Independent Trustees, (ix) fees and expenses of counsel to the Independent Trustees, and (x) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, or any of its shareholders in connection with the matters to which the Advisory Agreement relates, but will be liable for losses resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of the Adviser’s duties, or from reckless disregard by the Adviser of the Adviser’s duties or obligations under the Advisory Agreement. The Advisory Agreement also provides that directors, officers or employees of the Adviser may engage in other business, devote time and attention in part to any other business whether of a similar or dissimilar nature, and the Adviser may render investment advisory services to others.

The Advisory Agreement with respect to a Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund; and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund’s shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Adviser agreed to waive the Global Beta Smart Income ETF’s management fee of 0.29% of the Global Beta Smart Income ETF’s average daily net assets from December 27, 2019 until June 30, 2019.

Pursuant to an expense reimbursement agreement, the Adviser has agreed to reimburse the Global Beta Smart Income ETF through March 30, 2022, and the Global Beta Low Beta ETF and Global Rising Stars ETF through March 31, 2022 for the (i) compensation and expenses of the Independent Trustees, and (ii) fees and expenses of counsel to the Independent Trustees, except for any (a) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Independent Trustees with respect thereto), and (b) extraordinary or non-routine fees or expenses. This expense reimbursement agreement may be terminated at any time by the Board, but may not be terminated by the Adviser prior to March 30, 2022 for the Global Beta Smart Income ETF and March 31, 2022 for the Global Beta Low Beta ETF and Global Rising Stars ETF.

Portfolio Managers
Justin Lowry and Vincent T. Lowry have been the Funds’ portfolio managers since the Global Beta Smart Income ETF’s inception in December 2020 and the Global Beta Low Beta ETF and Global Rising Stars ETF inception in July 2020.

Other Accounts Managed by Portfolio Manager
In addition to the Funds, the portfolio managers managed the following other accounts as of November 30, 2020, none of which were subject to a performance fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Justin Lowry	0	$0	0	$0	3	$478,539
Vincent T. Lowry	0	$0	0	$0	3	$478,539

Portfolio Manager Compensation
Justin Lowry and Vincent T. Lowry are principal owners of the Adviser, therefore, their compensation is tied to the revenue and profits of the Adviser. Neither Justin Lowry nor Vincent T. Lowry receive any compensation directly from the Funds.

Portfolio Manager's Ownership in the Funds

As of November 30, 2020, the dollar range of equity securities in the Funds beneficially owned by the portfolio managers is as follows:

Fund	Vince Lowry	Justin Lowry
Global Beta Smart Income ETF	Over $1,000,000	$10,001 - $50,000
Global Beta Low Beta ETF	None	$10,001 - $50,000
Global Beta Rising Stars ETF	$100,001 - $500,000	$10,001 - $50,000

Codes of Ethics

The Trust, the Adviser, and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services LLC, Compass Distributors, LLC, and their affiliates) have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Trust’s, Adviser’s, and Foreside Financial Group, LLC’s Codes of Ethics are on file with the SEC and are available to the public.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. Under the policy, portfolio holdings of the Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated that Business Day through financial reporting and news services, including the website www.globalbetaetf.com.

Each day a Fund is open for business, the Trust will publicly disseminate the Fund’s full portfolio holdings as of the close of the previous day through its website at www.globalbetaetf.com. In addition, each Business Day a portfolio composition file, which displays the names and quantities of the instruments comprising the In-Kind Creation Basket and In-Kind Redemption Basket, as well as the estimated Cash Component and Cash Redemption Amount (if any), for that day, is publicly disseminated prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

Greater than daily access to information concerning a Fund’s portfolio holdings will be permitted (i) to certain personnel of Fund service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the requirements of the 1940 Act and rules promulgated thereunder, agreements with the Fund, and the terms of the prospectus and this SAI. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to a Fund, including pricing information vendors, and third parties that deliver analytical, statistical, or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC. Each Fund and its service providers, including the Adviser, may not enter into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non- public portfolio holdings.

Portfolio holdings information may not be provided prior to its public availability except where appropriate confidentiality arrangements limiting the use of such information are in effect. Disclosure of portfolio holdings information may be authorized by the CCO under additional circumstances if he or she determines it to be appropriate and doing so is reasonably likely not to harm a Fund or its shareholders. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the CCO.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

U.S. Bank Global Fund Services (“Administrator”), 615 East Michigan Street, Milwaukee, WI 53202, acts as administrator to the Funds pursuant to an administration agreement. The Administrator also acts as fund accounting agent to the Funds pursuant to a fund accounting agreement, and transfer agent and dividend-paying agent to the Funds pursuant to a transfer agent agreement. The Administrator provides the Funds with general administrative services, including, office facilities and non-investment related statistical and research data; clerical and general back office services; supervising the Funds’ bookkeeping and internal accounting; secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and other materials required to be filed or furnished by the Funds under federal and state securities laws. The Funds reimburse the Administrator for reasonable and documented out-of-pocket miscellaneous expenses incurred by the Administrator in the performance of its duties under the administration agreement.

U.S. Bank N.A. (“Custodian”), 1555 N. Rivercenter Dr., Suite 302, Milwaukee, WI 53212, acts as custodian to the Funds. The Custodian acts as custodian of all securities and cash owned by or in the possession of the Funds, and performs services for the Funds including, segregation of fund assets, appointment of sub-custodians, depositing and maintaining the Funds’ securities in a securities depository or book-entry system, disbursing money, and releasing and delivering securities.

The table below shows fees earned by the Administrator for services provided to each Fund for the fiscal period ended November 30.

Name of Fund	2020
Global Beta Smart Income ETF	$74,943[1]
Global Beta Low Beta ETF	$31,625[2]
Global Beta Rising Stars ETF	$37,701[2]
1 For the fiscal period December 27, 2019 (commencement of operations) to November 30, 2020.
2 For the fiscal period July 24, 2020 (commencement of operations) to November 30, 2020.

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC, 155 Seaport Boulevard, Floor 3, Boston, MA 02210, serves as independent registered public accounting firm to the Funds. WithumSmith + Brown, PC provides audit and non-audit services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 serves as the Trust’s legal counsel.

Distributor

Compass Distributors, LLC, serves as the distributor of Creation Units for the Funds. The Trust has entered into a Distribution Agreement (“Distribution Agreement”). The Distributor’s principal address is Three Canal Plaza, 3rd Floor, Portland, ME 04101. The Distributor is a broker-dealer registered under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units, as described in the section of this SAI entitled “Transactions in Creation Units.” No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement.

Distribution and Service Plan

Shares are continuously offered for sale only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”). In accordance with the Plan, a Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to: (i) delivering copies of the Trust’s then-current prospectus to prospective purchasers of such Creation Units; (ii) preparing, setting in type, printing and mailing any prospectus, report or other communication to prospective shareholders or authorized participants of the Trust; (iii) marketing and promotional services including advertising; (iv) facilitating communications with beneficial owners of shares of the Fund; and (v) such other services and obligations as are set forth in the Distribution Agreement with the Distributor.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by the Funds under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund.

If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related thereto (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by a Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.

Payments to Financial Intermediaries

The Adviser or another affiliate of the Funds, out of its own resources, may provide additional compensation to third parties, including financial intermediaries. Such compensation is sometimes referred to as “revenue sharing”. Compensation received by a third party from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by a third party in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invests in a Fund. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

Any compensation received by a financial intermediary, whether from a Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of a Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on April 22, 2019 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of three series. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Fund, only Shares of that Fund may be entitled to vote on the matter. The Trust’s Declaration of Trust (the “Trust Instrument”) confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of a Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of a Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Funds’ property for all loss and expense of the Funds’ shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as a securities depositary for the Shares. The Shares of the Funds are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and are the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in each Fund’s portfolio. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of a Fund and its shareholders. While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented a written Proxy Voting Policies and Procedures (the “Proxy Voting Policy”), attached as Appendix A, that are reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of a Fund and its shareholders.

Under the Adviser’s Proxy Voting Policy, the Adviser will vote all proxies according to the Proxy Voting Guidelines of the Adviser, which have been ratified by the Board as the proxy voting guidelines of the Trust (“Guidelines”). The Guidelines are based on a proprietary algorithm developed by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge created the Guidelines using the publicly disclosed vote records of top fund families, with the goal of maximizing shareholder value. Broadridge has extracted meeting proposals, categorized, and linked all voting records from the N-PX filings of the fund families. Each recorded vote by the fund families is categorized based on the proposal type. The Guidelines reflect the voting records for each proposal type, based on Broadridge’s rules-based methodology. The Guidelines only reflects the actual recorded voting behavior of the fund families based on the methodology described above. Broadridge reviews the Guidelines on a regular basis and new rules and categories are created from time to time, always using the methodology described above.

The Board permits the Adviser to contract with a third party to obtain proxy voting and related services. The Adviser has retained Broadridge as its proxy voting agent and has instructed Broadridge to vote proxies with respect to securities held by the Funds in accordance with the Guidelines. The Adviser periodically conducts due diligence on Broadridge as part of its oversight responsibilities related to the use of Broadridge. Except with respect to the Guidelines discussed above, the Adviser does not retain Broadridge to conduct research concerning the manner in which proxies should be voted.

The Adviser retains the discretion to (i) depart from the Guidelines on routine or common matters, or (ii) vote in its discretion on non- routine or contentious matters (such votes in clauses (i) and (ii) are referred to as “Discretionary Votes”). For each Discretionary Vote, the Adviser will determine in accordance with its business judgment that the Discretionary Vote is, on balance, in the best interests of the shareholders of a Fund considering the facts and circumstances existing at the time of such vote. The Adviser will report to the Board at the next regularly scheduled quarterly Board meeting any Discretionary Votes for the previous quarter and the rationale for such Discretionary Votes.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (833) 933-2083 or on the website of the SEC, www.sec.gov.

TRANSACTIONS IN CREATION UNITS

Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A Fund will not issue fractional Creation Units.

To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a DTC Participant, and you must execute an agreement (“Participant Agreement”) with the Distributor.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Regular orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on a Fund’s NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Under normal circumstances, the securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will generally each correspond pro rata to the positions in the relevant Fund’s securities, assets or other positions held by the Fund on a Trade Date +1 (“T+1”) settlement basis (including cash positions), except (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (3) to-be-announced transactions, short positions, derivatives and other positions that cannot be transferred in kind will be excluded from the In-Kind Creation Basket and In-Kind Redemption Basket; (4) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (5) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Target Index.

Under certain circumstances, a Fund may utilize custom Creation or Redemption Baskets, including (i) all cash baskets; (ii) baskets that substitute cash in lieu of certain securities that would otherwise be included in the Fund’s In-Kind Creation or Redemption Basket; or (iii) a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings. Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on a Fund’s NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Shares of the Funds will only be issued against full payment, as further described in the Prospectus and this SAI.

Transaction Fees
To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The “Creation Transaction Fee” and “Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. An additional charge (“Variable Fee”) may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fees for each Fund are $250. An additional Variable Fee of up to a maximum of 2% of the value of the Creation Unit (inclusive of any transaction fees charged), may be charged for each creation and redemption.

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of a Fund is the Fund Deposit plus the Transaction Fee. The Fund Deposit will consist of the In-Kind Creation Basket, which constitutes a representation of the long positions in the Target Index held by a Fund, and Cash Component, or an all cash payment.

The Cash Component may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Creation Basket and the Cash In- Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the Fund pays the Balancing Amount to the purchaser.

The Administrator, in a Portfolio Composition File (“PCF”) sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and quantities of the instruments comprising the In-Kind Creation Basket (subject to possible amendment or correction) to be included in the current Fund Deposit for a Fund (based on information about the long positions in the Fund’s portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component (if any) for that day.

The Fund Deposit is applicable for purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit is made available. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Adviser are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by a Fund, and a Fund’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Index Receipt Agent, or its designee, transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. The Trust may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the Participant Agreement. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares of the Fund order, would own eighty percent (80%) or more of the outstanding Shares of the Fund; (iii) the acceptance of the Fund Deposit would have certain adverse tax consequences, such as causing the Fund no longer to meet RIC status under the Code for federal tax purposes; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; (v) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or on the rights of the Fund’s beneficial owners; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the transfer agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to a Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment, minus the Transaction Fee. Investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, a Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the redeeming investor pays the Balancing Amount to a Fund.

The Administrator, in a PCF sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) a list of the names and quantities of the instruments comprising the In-Kind Redemption Basket (subject to possible amendment or correction) to be included in the current Fund Redemption for a Fund. The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day in certain circumstances (such as in connection with pending changes to a Fund’s Target Index). The Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Redemption Amount (if any) for that day.

The Distributor, Index Receipt Agent, and/or the Trust may, without liability, reject any Authorized Participant’s redemption order if the Distributor, Index Receipt Agent, and or the Trust, respectively, believes in good faith that an Authorized Participant would not be able to deliver the requisite number of Shares to be redeemed as a Creation Unit on the settlement date. The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. A Fund’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.
TAXATION

Taxation of the Funds

Set forth below is a discussion of certain U.S. federal income tax considerations concerning a Fund and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”) and other retirement plans). This discussion is based upon present provisions of the Code and the regulations promulgated thereunder in effect as of the date hereof, and judicial decisions and administrative rulings in existence as of the date hereof, all of which are subject to changes, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Election to be Taxed as a RIC. Each Fund has elected and intends to qualify and to continue to be treated each year as a RIC. A RIC generally is not subject to federal income tax on net income and net capital gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, a Fund generally must, among other things, satisfy the following requirements:

(a) derive in each taxable year at least 90% of its gross income from: (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTP,” as defined below) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value its total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in: (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) the securities of one or more QPTPs (as defined below) (“Diversification Requirement”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year (“Distribution Requirement”).

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Federal Excise Tax. Amounts not distributed on a timely basis are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance a Fund will be able to do so.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long- term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “–Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three year look back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Purchase of Shares. As a result of tax requirements, a Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Portfolio Transactions

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Diversification Requirement, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A

QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.

Options, Futures, and Swaps. Investments by a Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short- term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as passive foreign investment company (“PFIC”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long- term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon

RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities Lending. While securities are loaned out by the Funds, the Funds generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends received deduction for corporations.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and a Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Fund Distributions

In general. For federal income tax purposes, distributions of investment company taxable income — generally consisting of net investment income, the excess of net short-term capital gain (i.e., investments held for one year or less) over net long-term capital loss (see below), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid — are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or Shares. Distributions of net capital gain — that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year (i.e., long-term capital gains) over net short-term capital losses — that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in

Shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund’s Shares. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income” (see below).

Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long- term capital losses will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover.

Long-term capital gain rates applicable to individuals generally are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital in reduction of the shareholder’s tax basis in his Shares (but not below zero); any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Distributions to a tax-advantaged or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants as ordinary income without regard to the character of the income earned by the qualified plan.

Please consult a tax adviser for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by a Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Qualified Dividend Income. “Qualified dividend income” received by an individual shareholder will be taxed at the rates mentioned above applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to some portion of the dividend- paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States); or (b) treated as a PFIC.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and the shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Disposition of Shares

Upon a redemption or sale of Shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such Shares.

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Shares will be disallowed to the extent that you buy other Shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.

Backup Withholding

A Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if: (1) the shareholder fails to furnish a Fund with the shareholder’s correct social security number or other taxpayer identification number and certify that the number is correct; (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding; or (4) the shareholder fails to certify that he or she is a U.S. person. The backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Generally, dividends reported by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by a Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. A Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, a Fund’s reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

If a beneficial owner of Shares who is a foreign person has a trade or business in the United States, and dividends from a Fund are effectively connected with the conduct by the beneficial owner of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

A beneficial holder of Shares who or that is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Fund Shares or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a 30% withholding tax is imposed on income dividends made by a fund to certain shareholders that fail to meet prescribed information reporting or certification requirements. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS, or with a governmental authority in its own country, in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in a Fund will need to provide a Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Fund.

Equalization Accounting

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. Each Fund distributes its capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise tax. A Fund may on its tax return treat as a distribution of investment company taxable income (“ICTI”) or net capital gain (“NCG”), as the case may be, the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders portion of a Fund’s undistributed ICTI and NCG, respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that a Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s Shares. The total return on a shareholder’s investment will not be reduced as a result of a Fund’s distribution policy. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

Financial Statements

The Annual Report for the Funds for the fiscal period December 27, 2019 (commencement of operations of the Global Beta Smart Income ETF) and July 24, 2020 (commencement of operations of the Global Beta Low Beta ETF and Global Beta Rising Stars ETF) through November 30, 2020 is a separate document, and the respective financial statements, including the notes thereto and the report of WithumSmith + Brown, PC thereon, are incorporated by reference into this SAI. You may request a copy of the Fund’s Annual Report at no charge by calling 1-800‑617‑0004 or through the Fund’s website at www.globalbetaetf.com.

APPENDIX A: PROXY VOTING POLICY
Proxy Voting Policies and Procedures
The Global Beta ETF Trust (the “Trust”) has delegated responsibility for the voting of proxies relating to portfolio securities of each series of the Trust to Global Beta Advisors, LLC, the Trust’s Investment Adviser (the “Adviser”). Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented these written Proxy Voting Policies and Procedures (the “Proxy Voting Policy”), which are reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of the Fund and its shareholders.
The Adviser will vote all proxies according to the Proxy Voting Guidelines of the Adviser, which have been ratified by the Board as the proxy voting guidelines of the Trust (“Guidelines”), attached as Appendix A. The Guidelines are based on a proprietary algorithm developed by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge created the Guidelines using the publicly disclosed vote records of top fund families, with the goal of maximizing shareholder value. Broadridge has extracted meeting proposals, categorized, and linked all voting records from the N-PX filings of the fund families. Each recorded vote by the fund families is categorized based on the proposal type. The Guidelines reflect the voting records for each proposal type, based on Broadridge’s rules-based methodology. The Guidelines only reflects the actual recorded voting behavior of the fund families based on the methodology described above. Broadridge reviews the Guidelines on a regular basis and new rules and categories are created from time to time, always using the methodology described above.
The Adviser has retained Broadridge as its proxy voting agent and has instructed Broadridge to vote proxies with respect to securities held by the Fund in accordance with the Guidelines. The Adviser shall periodically conduct due diligence on Broadridge as part of its oversight responsibilities related to the use of Broadridge.
The Adviser retains the discretion to (i) depart from the Guidelines on routine or common matters, or (ii) vote in its discretion on non-routine or contentious matters (such votes in clauses (i) and (ii) are referred to as “Discretionary Votes”). For each Discretionary Vote, the Adviser will determine in accordance with its business judgment that the Discretionary Vote is, on balance, in the best interests of the shareholders of the Fund considering the facts and circumstances existing at the time of such vote. The Adviser will report to the Board at the next regularly scheduled quarterly Board meeting any Discretionary Votes for the previous quarter and the rationale for such Discretionary Votes.
U.S. Bank Global Fund Services, LLC (the “Administrator”) shall maintain a copy of the Guidelines and shall request from the Adviser a copy of the proxy voting record for the Trust in order to file Form N-PX on behalf of the Trust on an annual basis. The Adviser is responsible for maintaining the proxy voting record for the Trust pursuant to the Guidelines. The Trust’s Secretary or his/her designee will be responsible for the initiation of the filing of Form N-PX with the SEC. The Administrator, in accordance with its applicable procedures, will prepare and file Form N-PX.
The Trust CCO shall on an annual basis verify that the Trust, in conjunction with the Adviser and Administrator:

•Files its complete proxy voting record with the SEC on an annual basis on SEC Form N-PX
•Discloses in its Form N-CSR a summary of the policies and procedures used to vote proxies relating to portfolio securities;
•Makes available to shareholders, either on its website or upon request, the record of how the Trust voted proxies relating to portfolio securities;
•Discloses in its annual and semi-annual reports to stockholders the methods by which shareholders may obtain information about the Trust’s Guidelines and proxy voting record.

Adopted: December 10, 2019

A-1

GLOBAL BETA ETF TRUST
File Nos. 811-23450 & 333-232249
PART C
Other Information
Item 28. Exhibits.
The following exhibits are filed herewith, except as noted:
(a)Agreement and Declaration of Trust
(i)Certificate of Trust dated April 22, 2019 (1)
(ii)Agreement and Declaration of Trust dated April 22, 2019 (1)
(b)By-laws
(i)By-Laws effective as of April 22, 2019 (1)
(c)Instruments Defining Rights of Security Holders
(i)Agreement and Declaration of Trust
(1)Article III, Shares
(2)Article V, Shareholders’ Voting Powers and Meetings
(3)Article VI, Net Asset Value; Distributions; Redemptions; Transfers
(4)Article VIII, Certain Transactions: Section 4
(5)Article X, Miscellaneous: Section 4
(ii)By-Laws
(1)Article II, Meetings of Shareholders
(2)Article VI, Records and Reports: Section 1, 2 and 3
(3)Article VII, General Matters: Section 3, 4, 6 and 7
(4)Article VIII, Amendments: Section 1
(iii)Part B, Statement of Additional Information – Item 22
(d)Investment Advisory Contracts
(i)Investment Advisory Agreement between Registrant and Global Beta Advisors LLC (3)
(1)Schedule A to the Investment Advisory Agreement as amended and restated, dated July 21, 2020(4)
(ii)Amended and Restated Expense Reimbursement Agreement between Registrant and Global Beta Advisors LLC on behalf of the Global Beta Smart Income ETF(5)
(iii)Expense Reimbursement Agreement between Global Beta Advisors LLC and Registrant on behalf of Global Beta Low Beta ETF and Global Beta Rising Stars ETF (formerly known as the Global Beta Momentum-Growth ETF), dated July 21, 2020(4)
(e)Underwriting Contracts
(i)ETF Distribution Agreement between Registrant and Compass Distributors, LLC (2)
(1)First Amendment to the ETF Distribution Agreement between Registrant and Compass Distributors, LLC, dated July 22, 2020(4)
(ii)Form of Authorized Participant Agreement (2)
(f)Bonus or Profit Sharing Contracts
[Not Applicable.]
(g)Custodian Agreements
(i)ETF Custody Agreement between Registrant and U.S. Bank National Association (2)
(1)First Amendment to the ETF Custody Agreement between Registrant and U.S. Bank National Association, dated July 21, 2020(4)

(h)Other Material Contracts
(i)Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (2)
(1)First Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, dated July 21, 2020(4)
(ii)ETF Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (2)
(1)First Amendment to the ETF Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, dated July 21, 2020(4)
(iii)Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (2)
(1)First Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, dated July 21, 2020(4)
(iv)Fund CCO and AMLO Agreement between Registrant and Foreside Fund Officer Services, LLC(4)
(v)Fund PFO/Treasurer Agreement between Registrant and Foreside Fund Officer Services, LLC(4)
(i)Legal Opinion
(i)Opinion and consent of counsel (3)
(ii)Opinion and consent of counsel (4)
(j)Other Opinions
(i)Consent of Independent Registered Public Accounting Firm (5)
(k)Omitted Financial Statements
Not Applicable.
(l)Initial Capital Agreements
(i)Purchase Agreement between Registrant and Global Beta Advisors LLC (3)
(m)Rule 12b-1 Plan
(i)Distribution and Service Plan, pursuant to Rule 12b-1 (2)
(1)Schedule A to the Distribution and Service Plan, as amended and restated, dated July 21, 2020(4)
(n)Rule 18f-3 Plan
Not Applicable.
(o)Reserved.
(p)Code of Ethics
(i)Global Beta Advisors LLC Rule 17j-1 Code of Ethics (2)
(ii)Global Beta ETF Trust Rule 17j-1 Code of Ethics (2)
(iii)Foreside Financial Group, LLC 17j-1 Code of Ethics (3)
(q)Power of Attorney (2)
(1) Incorporated by reference to the Trust’s initial Registration Statement on Form N-1A, filed on June 21, 2019.
(2) Incorporated by reference to the Trust’s amended Registration Statement on Form N-1A, filed on December 10, 2019.
(3) Incorporated by reference to the Trust’s amended Registration Statement on Form N-1A, filed on December 19, 2019.
(4) Incorporated by reference to the Trust’s amended Registration Statement on Form N-1A, filed on July 22, 2020.
(5) Filed herewith.
(*) Not applicable.

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification
The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.
The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, potential party, or non-party witness, or is threatened to be made a party, potential party, or non-party witness to any Proceeding (as defined in the Declaration), or is otherwise involved in a Proceeding, because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Indemnification of the Trust’s Trustees, officers, adviser, distributor, custodian, administrator, transfer agent and accounting services provider against certain stated liabilities is provided for in the following documents:

(a) Section 9 of Investment Advisory Agreement between Registrant and Global Beta Advisors LLC, as incorporated by reference.
(b) Section 6 of the ETF Distribution Agreement, as incorporated by reference.
(c) Articles 9 and 10 of the ETF Custody Agreement, as incorporated by reference.
(d) Section 6 of the Fund Administration Servicing Agreement, as incorporated by reference.
(e) Section 9 of the ETF Fund Accounting Servicing Agreement, as incorporated by reference.
(f) Section 7 of the Transfer Agent Servicing Agreement, as incorporated by reference.
(g) Section 3 of the Fund CCO and AMLO Agreement, as incorporated by reference herein.
(h) Section 3 of the Fund PFO/Treasurer Agreement, as incorporated by reference herein.
Item 31. Business and Other Connections of the Investment Adviser
Global Beta Advisors LLC, a Pennsylvania limited liability company, is a federally registered investment adviser with its principal offices located at 2001 Market Street, Suite 2630, Philadelphia, PA 19103. Global Beta Advisors LLC is primarily engaged in providing investment management services. Additional information regarding Global Beta Advisors LLC, and information as to the officers and directors of Global Beta Advisors LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-113933). The Global Beta Advisors LLC Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.
Item 32. Principal Underwriters
(a) Compass Distributors, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, 3rd Floor, Portland, ME 04101, is the Registrant’s principal underwriter. The Distributor serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
2.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
3.Gadsden Dynamic Growth ETF, Series of ETF Series Solutions
4.Gadsden Dynamic Multi-Asset ETF, Series of ETF Series Solutions
5.Global Beta ETF Trust
6.Kellner Merger Fund, Series of Advisors Series Trust
7.Leuthold Core ETF, Series of Leuthold Funds, Inc.
8.North Square Investments Trust
9.Olstein All Cap Value Fund, Series of Managed Portfolio Series
10.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
11.Salt Funds Trust
12.Salt High truBetaTM US Market ETF, Series of ETF Series Solutions
13.The Merger Fund
14.USA Mutuals
15.Westchester Capital Funds
16.Wilshire Mutual Funds, Inc.
17.Wilshire Variable Insurance Trust

(b) The directors and officers of the Registrant’s principal underwriter are:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
(c) Not applicable.
Item 33. Location of Accounts and Records
The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:
(a) Global Beta ETF Trust, 2001 Market Street, Suite 2630, Philadelphia, PA 19103;
(b) Global Beta Advisors LLC, 2001 Market Street, Suite 2630, Philadelphia, PA 19103, for records relating to its function as investment adviser;
(c) U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, for records relating to its function as administrator, fund accountant, transfer agent, and dividend-paying agent;
(d) U.S. Bank N.A., 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212, for records relating to its function as custodian; and
(e) Compass Distributors, LLC, Three Canal Plaza, 3rd Floor, Portland, ME 04101, for records relating to its function as principal underwriter.
Item 34. Management Services
There are no management-related service contracts not discussed in Part A or Part B.
Item 35. Undertakings

Not Applicable

SIGNATURE
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Philadelphia and the Commonwealth of Pennsylvania, on March 26, 2021.

GLOBAL BETA ETF TRUST
By: /s/ Justin Lowry
Justin Lowry, Trustee
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Justin Lowry	Trustee	March 26, 2021
Justin Lowry
/s/ Vincent T. Lowry*	President and Chairman of the Board of Trustees	March 26, 2021
Vincent T. Lowry
/s/ Richard Haverstick*	Trustee	March 26, 2021
Richard Haverstick
/s/ Peter Burchfield*	Trustee	March 26, 2021
Peter Burchfield
/s/ David Downes*	Trustee	March 26, 2021
David Downes
/s/ Joshua G. Hunter	Treasurer	March 26, 2021
Joshua G. Hunter

*By: /s/ Justin Lowry
Justin Lowry Attorney-in-Fact (Pursuant to Power of Attorney previously filed)

GLOBAL BETA ETF TRUST
REGISTRATION STATEMENT

EXHIBIT INDEX

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION
EX-99.(d)(ii)	Amended and Restated Expense Reimbursement Agreement on behalf of the Global Beta Smart Income ETF
EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm